UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 20, 2009

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       Election of Directors.

On October 20, 2009, the Board of Directors elected Samuel T. Byrne as a director of Affiliated Managers Group, Inc. (the “Company”).  Mr. Byrne is a managing partner and co-founder of CrossHarbor Capital Partners LLC, a leading alternative investment management firm specializing in real estate, as well as distressed securities and private equity.  Since CrossHarbor’s founding in 1993, the company has executed in excess of 300 real estate transactions both within the U.S. and around the world.  The firm manages institutional capital on behalf of investors globally, including public pension systems, endowments, and such foreign institutions as sovereign wealth funds.  Before founding CrossHarbor Capital Partners, Mr. Byrne served as a management consultant advising on corporate restructurings and bankruptcy matters.  Prior to that, he was a portfolio manager at Fleet Financial Group and Bank of New England.  An active member of the academic and cultural communities, Mr. Byrne currently serves as Chairman of the Board of the Brookwood School and is on the Board of Trustees of the Peabody Essex Museum.  Mr. Byrne holds a B.A. in Economics from Tufts University.

A copy of the press release announcing Mr. Byrne’s election is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 9.01                             Financial Statements and Exhibits.

(c)                        Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by the Company on October 21, 2009 announcing the election of Mr. Samuel T. Byrne to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: October 22, 2009	By:	/S/ JOHN KINGSTON, III
Name: John Kingston, III
Title: Executive Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by the Company on October 21, 2009 announcing the election of Mr. Samuel T. Byrne to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.